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                                                                 Exhibit 10.29

                         STOCKHOLDERS JOINDER AGREEMENT
                                      AND
                   AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT


         This Stockholders Joinder Agreement and Amendment No. 2 to Stockholders Agreement (this "Stockholders Joinder Agreement") is entered into on this _____ day of _______________, 1995, by and among Steel Dynamics Holdings, Inc. (the "Company"), each of the persons listed on Schedule I attached hereto (the "Bain Group"), General Electric Capital Corporation ("GECC"), each of the persons listed on Schedule II attached hereto (the "Whitney Group"), Heavy Metal, L.C. ("Heavy Metal"), Keylock Investments Limited ("Keylock"), Mazelina Anstalt ("Mazelina"), Low Cost Limited Partnership ("Low Cost"), each of the persons listed on Schedule III attached hereto (the "Subdebt Group"), each of the persons listed on Schedule IV attached hereto (the "Management Group"), and Preussag Stahl AG, a company incorporated under the laws of the Federal Republic of Germany ("Preussag"). The entities and individuals which comprise the Bain Group, GECC, the Whitney Group, Heavy Metal, Keylock, Mazelina, Low Cost and the Management Group are collectively referred to herein as the "Stockholders," and each as a "Stockholder." The entities and individuals which comprise the Subdebt Group are collectively referred to herein as the holders of "Warrants," and each as a "Warrant Holder." APT Holdings Corporation, a non-signatory, shall be a third party beneficiary of this Stockholders Joinder Agreement.

         For purposes of this Stockholders Joinder Agreement, all capitalized terms shall have the same meaning as those terms have under the Stockholders Agreement.

         WHEREAS, the Company, the Stockholders, and the Warrant Holders are parties to a Stockholders Agreement dated June 30, 1994 (the "Stockholders Agreement");

         WHEREAS, Section 10 of the Stockholders Agreement provides that the Stockholders Agreement may be modified or amended if approved in writing by the Company and the holders of a majority of the then outstanding "Bain Shares," the holders of a majority of the then outstanding "GECC Shares," the holders of a majority of the then outstanding "Keylock Shares," the holders of a majority of the then outstanding "Heavy Metal Shares," the holders of a majority of the then outstanding "Whitney Shares," and the holders of a majority of the then outstanding "Management Shares;"

         WHEREAS, the Company and Preussag have agreed upon the terms of and propose to enter into a stock purchase agreement (the "Preussag Purchase Agreement"), in substantially the form attached hereto as Exhibit A, pursuant to the terms of which the Company has agreed to sell to Preussag and Preussag has agreed to purchase from the Company shares of the Company's Class A Common Stock (the "Preussag Shares");
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         WHEREAS, one of the conditions to Preussag's commitment to purchase at least Twenty-five Million U.S. Dollars (U.S. $25,000,00.00) of Preussag Shares under the Preussag Purchase Agreement is that Preussag join in and become a party to that certain Stockholders Agreement dated June 30, 1994 (the "Stockholders Agreement"), thereby becoming entitled to the benefits and subjecting itself to the obligations thereunder that are accorded to the Stockholders in general;

         NOW, THEREFORE, in consideration of the mutual covenants of the parties to the Preussag Purchase Agreement and to other good and valuable consideration described herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. PREUSSAG AGREEMENT. Preussag agrees to and does hereby enter into the Stockholders Agreement with the Company, with the other Stockholders, and with the members of the Subdebt Group, and agrees to be bound by all of the terms thereof, including, without limitation, the voting agreement described in
Section 1, the restrictions on transfer described in Section 2, the provisions regarding a sale of the Company described in Section 3, the agreements concerning limited preemptive rights described in Section 4, the covenants set forth in Section 5, the legending of the share certificates set forth in
Section 6, the Additional Restrictions described in Section 9, and the provisions on amendment and waiver in Section 10.

         2. THE OTHER PARTIES' AGREEMENT. The Company, the Stockholders, and the members of the Subdebt Group agree to and do hereby enter into the Stockholders Agreement with Preussag, agree to be bound by all of the terms thereof, including, without limitation, the provisions described in Section 1 of this Stockholders Joinder Agreement, and agree that, from and after the Effective Date hereof, Preussag shall be deemed to have been a Stockholder, and Preussag's Shares shall be deemed to have been "Preussag Shares" for all purposes under the Stockholders Agreement, as amended hereby.

         3. SPECIFIC AMENDMENTS. Without limiting the generality of the foregoing agreements, the following specific amendments shall be deemed made to the Stockholders Agreement, to operate prospectively from and after the Effective Date hereof:

         (a) "Preussag Stahl AG" shall be added to the introductory paragraph as a "Stockholder" and a separate signature line for Preussag shall be added to the signature pages immediately following the signature lines for the "Management Group;"

         (b) A new Section 1(a)(ii)(J) shall be added, providing for "one representative designated by the holders of a majority of the Preussag Shares;"

         (c)     The phrase "Preussag Shares" shall be added to Sections 1(a),
                 (iii) and (iv);




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         (d)     The word "or" in the fourth line of Section 5(d) shall be
                 deleted and a comma inserted after the word "Shares," and, after the words "Management Shares" in line five thereof, the words ", or Preussag Shares" shall be added;

         (e) A definition of "Preussag Shares" shall be added to Section 7 ("Definitions"), immediately following the definition of "Person," and the text of such definition shall be patterned after the definition of "Bain Shares," substituting "Preussag" for the words "the Bain Group" or "Pressuag Shares" for "Bain Shares" wherever such terms appear within the definition; and

         (f)     In connection with the definition of "Stockholders Shares" in
                 Section 7, the word "and" immediately following the word "Shares" in the fourth line thereof shall be deleted and, following the words "Warrant Shares" at the end of the definition, the words ", and the Preussag Shares." shall be added.

         4. ADDRESS FOR NOTICE. For purposes of any notice under Section 16 of this Stockholders Joinder Agreement, Preussag's address is:

                          Preussag Stahl AG
                          Eisenhuttenstrasse 99 D-38223
                          38239 Salzgitter, Germany

                          Attn:  Jens Schneider

         5. EFFECTIVE DATE. The Effective Date of this Stockholders Joinder Agreement shall be concurrent with the Third Closing contemplated by
Section 1.3 or the Alternative Third Closing contemplated by Section 1.4 of the Preussag Purchase Agreement, as the case may be, in reference to Preussag's satisfaction of the aggregate $25,000,000.00 minimum purchase amount of SDI Stock as contemplated therein; provided, however, that the provisions of Sections 2, 3, and 5-19 of the Stockholders Agreement shall be deemed as temporarily effective as between the parties thereto and hereto during the "Interim Period" between the First Closing and the Third Closing or Alternative Third Closing, as set forth in Section 2.3 of the Preussag Purchase Agreement. In the event that Preussag fails to meet such minimum purchase amount, this Stockholders Joinder Agreement shall not become effective; and if a Third Closing or Alternative Third Closing does not occur within the time set forth in Section 5 of the Preussag Purchase Agreement, then, unless extended by mutual agreement of the parties thereto and hereto, the temporary rights conferred and burdens imposed hereby during the Interim Period shall automatically terminate.





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         IN WITNESS WHEREOF, the parties have executed this Stockholders
Joinder Agreement on the day and year first above written.

                                    STEEL DYNAMICS HOLDINGS, INC.

                                              /s/ Keith E. Busse, President
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------

                                    BAIN CAPITAL FUND IV, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its:  General Partner

                                              /s/ Paul B. Edgerley,
                                              Managing Director

                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    BAIN CAPITAL FUND IV-B, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its:  General Partner

                                              /s/ Paul B. Edgerley,
                                              Managing Director
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------

                                    BCIP ASSOCIATES

                                              /s/ Paul B. Edgerley,
                                              A General Partner
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    A General Partner






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                                    BCIP TRUST ASSOCIATES, L.P.

                                              /s/ Paul B. Edgerley,
                                              A General Partner

                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    A General Partner


                                    GENERAL ELECTRIC CAPITAL
                                       CORPORATION

                                              /s/ William D. Strittmatter,
                                              Vice President
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    J. H. WHITNEY & CO.

                                              /s/ William Laverack, Jr.,
                                              A General Partner
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    WHITNEY 1990 EQUITY FUND, L.P.

                                           /s/ William Laverack, Jr.,
                                           A General Partner
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    KEYLOCK INVESTMENTS LIMITED

                                           /s/ M. Hagetslafe, Director
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------






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                                    MAZELINA ANSTALT c/o LIC. IUR.
                                       GERTRUDE BECK, LIECHTENSTEIN

                                           /s/ M. Hagetslafe, Director
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    HEAVY METAL, L.C.

                                           /s/ Robin K. Kanner, Signatory Member
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    LOW COST LIMITED PARTNERSHIP

                                    By: SMS Investors, Inc., its General Partner

                                              /s/ David L. Stickler, President
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    KLANS ASSOCIATES

                                             /s/ Karl E. Lutz, A General Partner
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    STEEL INK COMPANY

                                            /s/ Peter J.P. Brickfield, President
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------






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                                              /s/ Keith E. Busse
                                    -----------------------------------------
                                    Keith E. Busse


                                              /s/ Richard P. Teets, Jr.
                                    -----------------------------------------
                                    Richard P. Teets, Jr.


                                              /s/ Mark D. Millett
                                    -----------------------------------------
                                    Mark D. Millett


                                              /s/ Tracy L. Shellabarger
                                    -----------------------------------------
                                    Tracy L. Shellabarger


                                    WHITNEY SUBORDINATED DEBT FUND, L.P.

                                              /s/ William Laverack, Jr.,
                                              A Genearl Partner
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    A General Partner


                                    SUMITOMO CORPORATION OF AMERICA

                                              /s/ Masahiko Nakagawa,
                                              Senior Vice President and
                                              General Manager
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------






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                                    THE LINCOLN NATIONAL LIFE
                                       INSURANCE COMPANY

                                    By:  Lincoln National Investment Management
                                         Company, its attorney-in-fact

                                    /s/ Richard L. Corwin, Second Vice President
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    LINCOLN NATIONAL INCOME FUND, INC.

                                    By:  Lincoln National Investment Management
                                         Company, its attorney-in-fact

                                           /s/ Richard L. Corwin, Vice President
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    SDI LIMITED PARTNERSHIP

                                    By:       SDI Investors, Inc.

                                              /s/ David Stickler, Secretary
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------


                                    LDI, LTD., an Indiana limited partnership

                                    By:       LDI Management, Inc., an Indiana
                                              corporation, General Partner

                                              /s/ Andre B. Lacy, President
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------






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                                    PREUSSAG STAHL AG

                                              /s/ Jens Schneider
                                    By
                                      -------------------------------------
                                    Name
                                      -------------------------------------
                                    Its
                                      -------------------------------------






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                                   SCHEDULE I



                                   BAIN GROUP



                           Bain Capital Fund IV, L.P.

                         Bain Capital Fund IV - B, L.P.

                             BCIP Associates, L.P.

                          BCIP Trust Associates, L.P.

                                KLANS Associates





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                                  SCHEDULE II


                                 WHITNEY GROUP


                               J.H. Whitney & Co.

                         Whitney 1990 Equity Fund, L.P.





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                                  SCHEDULE III


                                 SUBDEBT GROUP


                      Whitney Subordinated Debt Fund, L.P.

                        Sumitomo Corporation of America

                      General Electric Capital Corporation

                  The Lincoln National Life Insurance Company

                       Lincoln National Income Fund, Inc.

                            SDI Limited Partnership

                                   LDI, Ltd.





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                                  SCHEDULE IV


                                MANAGEMENT GROUP


                                 Keith E. Busse

                                Mark D. Millett

                             Richard P. Teets, Jr.

                             Tracy L. Shellabarger

                               Steel Ink Company





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